UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

 U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

As discussed under Item 5.07 below, on May 16, 2023, Ms. Nancy Ham was elected to serve on board of directors (the “Board”) of U.S. Physical Therapy, Inc. (the “Company”) (NYSE: USPH), a national operator of outpatient physical therapy clinics and provider of industrial injury prevention services, during the Company's Annual Shareholders' Meeting held on May 16, 2023, with her service effective on the same date.

After her election, Ms. Ham was appointed to the Compliance Committee of the Board, effective May 16, 2023.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the Company's Annual Shareholders' Meeting held on May 16, 2022, the Company's stockholders approved four proposals, which are described in detail in the Proxy Statement on Schedule A, filed with SEC on April 10, 2023. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The results are as follows:

Proposal 1 - Election of the eight directors to serve until the next annual meeting of stockholders.

Nominees	Votes For	Votes Withheld
Edward L. Kuntz	10,953,803	881,074
Christopher J. Reading	11,655,490	179,387
Dr. Bernard A. Harris Jr.	10,751,194	1,083,683
Kathleen A. Gilmartin	11,791,359	43,518
Regg E. Swanson	11,650,602	184,275
Clayton K. Trier	10,623,001	1,211,876
Anne B. Motsenbocker	11,791,118	43,759
Nancy J. Ham	11,813,284	21,593

Proposal 2 - Advisory vote to approve named executive officer compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
10,536,366	1,294,634	3,877	433,706

Proposal 3 - Advisory vote to approve, the frequency of the advisory vote on named executive compensation.

1 Year	2 Years	3 Years	Votes Abstaining
11,373,693	1,345	457,999	1,840

Proposal 4 - Ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023.

Votes For	Votes Against	Votes Abstaining
12,241,922	25,773	888

With respect to proposal 2, broker non-votes did not have any effect on the outcome of the vote.

ITEM 7.01	Regulation FD Disclosure

On May 16, 2023, the Company announced that Ms. Ham was elected to serve on the Board.  A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	Registrant’s Press Release dated May 16, 2023*

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: May 17, 2023	By:	/s/ CAREY HENDRICKSON
Carey Hendrickson
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)